Exhibit 99.1

News Release

FOR IMMEDIATE RELEASE

Glatfelter Shareholders Approve Proposals Related to the Proposed Merger of
Berry’s Health, Hygiene and Specialties Global Nonwovens and Films Business
with Glatfelter

Glatfelter Announces Reverse Stock Split Ratio and Anticipated Effective Date

CHARLOTTE, NC & EVANSVILLE, IN — October 23, 2024 — Glatfelter Corporation (NYSE: GLT) (“Glatfelter”) and Berry Global Group, Inc. (NYSE: BERY) (“Berry”) announced today that Glatfelter’s shareholders have approved all matters relating to the merger of Berry’s Health, Hygiene and Specialties Global Nonwovens and Films business (“HHNF Business”) with Glatfelter required to be approved by Glatfelter shareholders, as described in the proxy statement/prospectus provided to its shareholders in connection with the Special Meeting.

At the Special Meeting of Glatfelter Shareholders held earlier today, Glatfelter shareholders voted to approve the share issuance proposal, the charter amendment proposals, the omnibus plan proposal and the advisory (non-binding) compensation proposal.

The transaction is expected to close on November 4, 2024, subject to the satisfaction or waiver of the closing conditions for the transaction. As previously announced, in connection with the merger, Glatfelter will effect a reverse stock split and change its name to Magnera Corporation (“Magnera”).

The Board of Directors of Glatfelter approved a final reverse stock split ratio of 1-for-13. Accordingly, Glatfelter announced today that it will effect a 1-for-13 reverse stock split (the “reverse split”) of its common stock, par value $0.01 per share (“Glatfelter common stock”), that it expects will become effective on November 4, 2024 at 12:01 AM Eastern Time, before the opening of trading on the New York Stock Exchange. Glatfelter’s common stock will begin trading on the New York Stock Exchange on a split-adjusted basis when the market opens on November 4, 2024, under a new CUSIP number, 55939A 107.

The reverse split will affect all issued and outstanding shares of Glatfelter common stock. All outstanding awards (including, as applicable, stock option exercise prices), shares available for grant or issuance under existing equity plans and the new Magnera Corporation 2024 Omnibus Incentive Plan, and other securities entitling their holders to purchase or otherwise receive or acquire shares of Glatfelter common stock will be adjusted as a result of the reverse split. Following the reverse split, the par value of Glatfelter common stock will remain unchanged at $0.01 per share.

Computershare Trust Company, N.A. (“Computershare”), Glatfelter’s transfer agent, is acting as the Exchange Agent for the reverse split.

No fractional shares of Glatfelter common stock will be issued as a result of the reverse split. All fractional shares of Glatfelter common stock that a holder of shares of Glatfelter common stock would otherwise be entitled to receive as a result of the reverse split will be aggregated by the Exchange Agent and caused to be to be sold on their behalf in the open market at then-prevailing market prices. The Exchange Agent will make available the net proceeds thereof, after deducting any required withholding taxes and brokerage charges, commissions and transfer taxes, on a pro rata basis, without interest, as soon as practicable to the holders of Glatfelter common stock that would otherwise be entitled to receive such fractional shares of Glatfelter common stock pursuant to the reverse split. The reverse split will affect all shareholders uniformly and will not alter any shareholder’s percentage interest in Glatfelter’s equity (other than as a result of the treatment of fractional shares, as set forth above).

Shareholders of record owning their shares in book-entry will be receiving a transaction statement from Computershare regarding their Glatfelter common stock ownership post-reverse split and are not required to take any action to receive post-split shares. Shareholders owning shares through a bank, broker, custodian or other nominee will have their positions automatically adjusted to reflect the reverse split, subject to the holding entity’s particular processes; such shareholders will not be required to take any action to receive post-split shares. However, these banks, brokers, custodians or other nominees may have different procedures than Computershare for processing the reverse split. If a shareholder holds shares of Glatfelter common stock with a bank, broker, custodian or other nominee and has any questions in this regard, shareholders are encouraged to contact their bank, broker, custodian or other nominee for more information.

About Berry

At Berry Global Group, Inc. (NYSE: BERY), we create innovative packaging solutions that we believe make life better for people and the planet. We do this every day by leveraging our unmatched global capabilities, sustainability leadership, and deep innovation expertise to serve customers of all sizes around the world. Harnessing the strength in our diversity and industry-leading talent of over 40,000 global employees across more than 250 locations, we partner with customers to develop, design, and manufacture innovative products with an eye toward the circular economy. The challenges we solve and the innovations we pioneer benefit our customers at every stage of their journey.

About Glatfelter

Glatfelter is a leading global supplier of engineered materials with a strong focus on innovation and sustainability. Glatfelter’s high-quality, technology-driven, innovative, and customizable nonwovens solutions can be found in products that are Enhancing Everyday Life®. These include personal care and hygiene products, food and beverage filtration, critical cleaning products, medical and personal protection, packaging products, as well as home improvement and industrial applications. Headquartered in Charlotte, NC, Glatfelter’s 2023 revenue was $1.4 billion with approximately 2,980 employees worldwide. Glatfelter’s operations utilize a variety of manufacturing technologies including airlaid, wetlaid and spunlace with fifteen manufacturing sites located in the United States, Canada, Germany, France, Spain, the United Kingdom, and the Philippines. Glatfelter has sales offices in all major geographies serving customers under the Glatfelter and Sontara® brands.

Cautionary Statement Concerning Forward-Looking Statements

Statements in this release that are not historical, including statements relating to the expected timing, completion and effects of the proposed transaction between Berry and Glatfelter are considered “forward-looking” within the meaning of the federal securities laws and are presented pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements because they contain words such as “believes,” “expects,” “may,” “will,” “should,” “would,” “could,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” “projects,” “outlook,” “anticipates” or “looking forward,” or similar expressions that relate to strategy, plans, intentions, or expectations. All statements relating to estimates and statements about the expected timing and structure of the proposed transaction, the ability of the parties to complete the proposed transaction, benefits of the transaction, including future financial and operating results, executive and Board transition considerations, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts are forward-looking statements. In addition, senior management of Berry and Glatfelter, from time to time may make forward-looking public statements concerning expected future operations and performance and other developments.

Actual results may differ materially from those that are expected due to a variety of factors, including without limitation: the occurrence of any event, change or other circumstances that could give rise to the termination of the proposed transaction; the risk that the Glatfelter shareholders may not approve the transaction proposals; the risk that the necessary regulatory approvals may not be obtained or may be obtained subject to conditions that are not anticipated or may be delayed; risks that any of the other closing conditions to the proposed transaction may not be satisfied in a timely manner; risks that the anticipated tax treatment of the proposed transaction is not obtained; risks related to potential litigation brought in connection with the proposed transaction; uncertainties as to the timing of the consummation of the proposed transactions; unexpected costs, charges or expenses resulting from the proposed transactions; risks and costs related to the implementation of the separation of HHNF Business into Spinco, including timing anticipated to complete the separation; any changes to the configuration of the businesses included in the separation if implemented; the risk that the integration of the combined company is more difficult, time consuming or costly than expected; risks related to financial community and rating agency perceptions of each of Berry and Glatfelter and its business, operations, financial condition and the industry in which they operate; risks related to disruption of management time from ongoing business operations due to the proposed transaction; failure to realize the benefits expected from the proposed transaction; effects of the announcement, pendency or completion of the proposed transaction on the ability of the parties to retain customers and retain and hire key personnel and maintain relationships with their counterparties, and on their operating results and businesses generally; and other risk factors detailed from time to time in Glatfelter’s and Berry’s reports filed with the Securities and Exchange Commission (the “SEC”), including annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and other documents filed with the SEC. These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the proxy statement/prospectus, registration statement on Form S-4 and the registration statement on Form 10 filed with the SEC in connection with the proposed transaction. The foregoing list of important factors may not contain all of the material factors that are important to you. New factors may emerge from time to time, and it is not possible to either predict new factors or assess the potential effect of any such new factors. Accordingly, readers should not place undue reliance on those statements. All forward-looking statements are based upon information available as of the date hereof. All forward-looking statements are made only as of the date hereof and neither Berry, Glatfelter, the Issuer, Spinco nor Magnera undertake any obligation to update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed transaction between Berry and Glatfelter. In connection with the proposed transaction, Glatfelter filed a registration statement on Form S-4 containing a proxy statement/prospectus with the SEC which was declared effective on September 17, 2024. Glatfelter has also filed a proxy statement/prospectus which was sent to Glatfelter’s shareholders on or about September 20, 2024. In addition, Spinco filed a registration statement on Form 10 in connection with its separation from Berry. This communication is not a substitute for the registration statements, proxy statement/prospectus or any other document which Berry and/or Glatfelter may file with the SEC. STOCKHOLDERS OF BERRY AND GLATFELTER ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE REGISTRATION STATEMENTS, ANY AMENDMENTS OR SUPPLEMENTS THERETO, AND PROXY STATEMENT/PROSPECTUS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain copies of the registration statements and proxy statement/prospectus as well as other filings containing information about Berry and Glatfelter, as well as Spinco, without charge, at the SEC’s website, www.sec.gov. Copies of documents filed with the SEC by Berry or Spinco are available free of charge on Berry’s investor relations website at ir.berryglobal.com. Copies of documents filed with the SEC by Glatfelter are available free of charge on Glatfelter’s investor relations website at www.glatfelter.com/investors.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute an offer to sell, or the solicitation of an offer to sell, subscribe for or buy, or a solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, sale or solicitation would be unlawful, prior to registration or qualification under the securities laws of any such jurisdiction. No offer or sale of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, as amended, and otherwise in accordance with applicable law.

Investor Contact

Ramesh Shettigar

+1 717.225.2746

Ramesh.Shettigar@glatfelter.com

Berry Global, Inc.

Investor Contact

Dustin Stilwell

VP, Investor Relations

+1 812.306.2964

ir@berryglobal.com

4